UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 23, 2026

ELME COMMUNITIES
(Exact name of registrant as specified in its charter)

Maryland	001-06622	53-0261100
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7550 WISCONSIN AVE, SUITE 900, BETHESDA, MD 20814

(Address of principal executive office) (Zip code)

Registrant’s telephone number, including area code: (202) 774-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Beneficial Interest	ELME	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 23, 2026, Elme Communities (the “Company”) was notified by the New York Stock Exchange (“NYSE”) that it had commenced proceedings to delist Elme’s common shares of beneficial interest (the “Common Shares”) from the NYSE and immediately suspended trading of the Common Shares. The NYSE exercised its discretionary authority in accordance with Section 802.01D of the NYSE Listed Company Manual due to “abnormally low selling price” levels.

The NYSE will apply to the U.S. Securities and Exchange Commission to delist the Common Shares upon completion of all applicable procedures. Given the Company’s previously adopted Plan of Sale and Liquidation, which was approved by the Board of Trustees of the Company on July 30, 2025 and by the shareholders of the Company on October 30, 2025 (the “Plan of Sale and Liquidation”), Elme does not intend to appeal the NYSE’s determination, and, therefore, it is expected that the Common Shares will be delisted.

Item 8.01. Other Events.

The Company issued a press release with respect to the NYSE’s decision to delist the Common Shares and immediately suspend trading, the anticipated commencement of Common Shares trading over-the-counter (“OTC”), and the Company’s dissolution and related establishment of a liquidating trust (the “Liquidating Trust”). A copy of the Company’s press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release issued October 23, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking and Cautionary Statements

Certain statements in this Current Report on Form 8-K are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and involve risks and uncertainties. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of Elme to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Additional factors which may cause the actual results, performance, or achievements of Elme to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements include, but are not limited to: the timing and effect of the delisting of the Common Shares from the NYSE; the date trading OTC will begin, if at all; whether a market for the Common Shares develops OTC or continues until Elme’s dissolution; the market value for the Common Shares traded OTC; Elme’s ability to transfer its remaining assets and liabilities to the Liquidating Trust and terminate its existence by voluntary dissolution on the terms and timeline anticipated; changes in the amount and timing of the additional liquidating distributions, including from the Liquidating Trust, as a result of known liabilities or contingent costs or expenses that may be higher than anticipated liabilities, costs or expenses, or unknown liabilities, costs or expenses that arise in the future which Elme cannot reasonably estimate at this time; the possibility, mechanics and timing of converting to a liquidating trust or other liquidating entity; the ability of the Board of Trustees of the Company to terminate the Plan of Sale and Liquidation; potential difficulties in running the Company with a small number of employees until the transfer of the Company’s remaining assets and liabilities to the Liquidating Trust; the outcome of legal proceedings that may be instituted against Elme, its trustees and others, including those related to the sale of 19 multifamily assets to an affiliate of Cortland Partners, LLC, and other completed sales and the Plan of Sale and Liquidation; risks associated with third party contracts containing consent and/or other provisions that may be triggered by the Plan of Sale and Liquidation; whether or not the sale of one or more of Elme’s properties may be considered a prohibited transaction under the Internal Revenue Code of 1986, as amended; Elme’s ability to maintain its status as a real estate investment trust for U.S. federal income tax purposes; the occurrence of any event, change or other circumstances that could give rise to the termination of the Plan of Sale and Liquidation; general economic and market developments and conditions; and volatility and uncertainty in the financial markets.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect Elme’s businesses in the “Risk Factors” section of Elme’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by Elme from time to time with the SEC. Copies of the documents filed by Elme with the SEC are available free of charge through the website maintained by the SEC at http://www.sec.gov, and are also available, free of charge, on Elme’s website at www.elmecommunities.com. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. While forward-looking statements reflect Elme’s good faith beliefs, they are not guarantees of future performance. Elme undertakes no obligation to update the forward-looking statements or risk factors to reflect new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELME COMMUNITIES

October 26, 2026	By:	/s/ W. Drew Hammond
W. Drew Hammond
Executive Vice President, Chief Financial Officer, Chief Administrative Officer and Treasurer